UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  April 10, 2006
(Date of earliest event reported)

THINK PARTNERSHIP INC.

(Exact name of registrant as specified in its charter)

Nevada	001-32442	87-0450450
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

5 Revere Drive, Suite 510 Northbrook, Illinois 60062
(Address of Principal Executive Offices)

(847) 562-0177
(Registrant’s telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Think Partnership Inc., a Nevada corporation (the “Company”) is filing this Current Report on Form 8-K/A in order to amend Form 8-K filed on April 10, 2006 (SEC File No. 001-32442), and incorporated herein by reference, to provide certain financial disclosures required by Item 9.01 with respect to the acquisition of Litmus Media, Inc.

Item 9.01 Financial Statements and Exhibits

(a)           Financial Statements of the Businesses Acquired.

Attached hereto as Exhibit 99.1 are the audited consolidated balance sheets of Litmus Media, Inc. as of December 31, 2005 and 2004 and the related consolidated statements of operations, retained earnings and cash flows for the years then ended.

Attached hereto as Exhibit 99.2 are the unaudited consolidated balance sheets of Litmus Media, Inc. as of March 31, 2006 and 2005 and the related unaudited consolidated statements of operations, retained earnings and cash flows for the three months then ended.

(b)           Pro Forma Financial Information

Attached hereto as Exhibit 99.3 is the unaudited combined pro forma balance sheet as of March 31, 2006 and the unaudited pro forma combined statements of operations for the year ended December 31, 2005 and three months ended March 31, 2006.

(d)           Exhibits

99.1         Audited consolidated balance sheets of Litmus Media, Inc. as of December 31, 2005 and 2004 and the related consolidated statements of operations, retained earnings and cash flows for the years then ended.

99.2         Unaudited consolidated balance sheets of Litmus Media, Inc. as of March 31, 2006 and 2005 and the related unaudited consolidated statements of operations, retained earnings and cash flows for the three months then ended.

99.3         Unaudited combined pro forma balance sheet as of March 31, 2006 and the unaudited pro forma combined statements of operations for the year ended December 31, 2005 and three months ended March 31, 2006.

This Current Report on Form 8-K/A and attachments hereto contain forward-looking statements. These statements reflect our current understanding with respect to planned future events and are based on assumptions and subject to risks and uncertainties. Given these uncertainties, you should not place undue reliance on these forward-looking statements. These forward looking statements

2

represent our estimates and assumptions only as of the date of this report, and we do not assume any obligation to update any of these statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 16, 2006
THINK PARTNERSHIP INC.
	By:	/s/ Jody Brown
	Name:	Jody Brown
	Title:	Chief Financial Officer

3